CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                                                                   Exhibit 10.14

                                  CONFIDENTIAL

THIS SYSTEMS INTEGRATION CONSULTING SERVICES AGREEMENT, together with any attached Exhibits and Statements of Work ("Agreement"), is between LCI International Management Services, Inc. ("LCI") having a place of business at 8180 Greensboro Drive, Suite 800, McLean, VA 22102 and Predictive Systems, Inc. ("Contractor") having a place of business at 620 Herndon Parkway, Suite 360, Herndon, VA 20170.

WHEREAS, Contractor performs consulting services; and

WHEREAS, LCI and Contractor desire to establish standard terms and conditions that shall apply to such services to be performed by Contractor for LCI;

NOW, THEREFORE, it is mutually agreed as follows:

ARTICLE 1 - DEFINITIONS

As used throughout this Agreement, the following shall have the meanings below unless otherwise indicated:

(a) The term "Acceptance Date" means the first five business day after LCI accepts an individual phase of the Work or it is deemed accepted pursuant to Section 8 herein. The term "Final Acceptance date" means the first business day after LCI accepts the completed NOC.

(b) The term "Affiliate" of a named Party means an entity directly or indirectly controlling, controlled by or under common control with such Party.

(c) The term "Agreement" means the terms and conditions of attached Exhibits, Statements of Work and any other documents made a part of this Agreement or Incorporated by reference, including any written amendments which have been signed by the authorized representatives of the Parties.

(d) The term "Authorized LCI Representative" means a designated member of a LCI, who is empowered to approve Work.

(e) The term "Confidential Information" shall mean any oral, written, computer generated or other information, whether in intangible or tangible form and regardless of the media, including without limitation all Work, notes, notations, or drafts, provided by LCI or Contractor Personnel to Contractor in connection with this Agreement, the Work or relating thereto or developed and/or supplied by Contractor to LCI as part of, or in connection with the Work.

(f) The term "Contractor Personnel" means any and all Contractor employees, agents, and subcontractors supplied by Contractor perform services for LCI and in no event or for any purpose will these persons be considered employees of LCI.

(g) The term "deliverables" has the meaning given to it in Article 16 of this Agreement.

(h) The term "Documentation" means all or any portion of the following: NOC system designs, NOC processes or procedures, NOC process or procedure designs, software summaries, software design, functional specifications, user guides, operator guides, installation guides, and other similar materials generated as part of this Agreement pursuant to the statements of Work.

(i) The term "Equipment" means all tangible property not covered under the definition of Hardware to be used in conjunction with or installed as part of the NOC.

(j) The term "FOC" means Final Operating Capability under which contractor shall provide NOC capability as defined in the Statements of Work. Contractor shall perform all phases for which Statements of Work are entered into by the parties.

(k) The term "Hardware" means tangible electronic equipment, including, but not limited to, computers, drives, switches, wiring, printers and other peripherals used in conjunction with or installed as part of the NOC.

(l) The term "IOC" means Initial Operating Capability, under which Contractor shall provide the services and shall implement the capabilities set forth in the Statements of Work attached as Exhibit A.

(m) The term "LCI" means LCI International Management Services, Inc. Its employees, directors, officers, agents, subcontractors, subsidiaries, successors and assignees, existing now or created in the future.

(n) The term "NOC" means the Network Operations Center to be created at LCI's Arlington, Virginia location together with all of the related and fully integrated Systems, all as described in one or more Statements of Work.

(o) The term "Operative" means that the NOC and/or any of its Systems or subsystems conforms to or exceeds the acceptance criteria set forth in the applicable Statements of Work.

(p) The term "Party" in its singular or plural form, refers to either LCI or Contractor or both, as dictated by the use.

(q) The term "RFI" means the Request for Information issued by LCI regarding the Work on February 25, 1996.

(r) The term "Software" means computer programs, including without limitation, the related media and Documentation, in machine-readable and printed forms.

(s) "Statements of Work" mean the written descriptions of the Work which Contractor may agree from time to time to provide LCI under this Agreement, which shall include descriptions of all related Deliverables, prices, billing rates, schedules and milestones, acceptance tests and criteria and specifications (unless the Statement of Work provides for the development of specifications). All Statements of Work shall be attached to this Agreement as exhibits and shall be incorporated into this Agreement by this reference.

(t) The term "Systems" means the combination of Work, Software, Equipment and Hardware to be provided by Contractor (with the assistance of LCI as provided in specific Statements of Work or other exhibits), all as set forth in the applicable Statements of Work.

(u) The term "Task Orders" means a request form (as shown in Exhibits B, B1, B2) issued by LCI describing the Work to be performed under this Agreement and identifying the Contractor Personnel necessary to perform such Work.

(v) The term "Technical Representative" means the LCI technical representative assigned by LCI to oversee and coordinate Work to be performed.

(w) The terms "Third-Party Work", "Third-Party Systems"; "Third-Party Hardware"; "Third-Party Equipment" and "Third-Party Products" (collectively "Third-Party Activities") means the Work and Products delivered by parties not under contract with Contractor ("Third Parties").

(x) The term "Work" means the tasks, performance, reports, services. Documentation and other items to be provided by Contractor (but not by Third Parties) to LCI, at LCI's request, pursuant to one or more Statements of Work.

ARTICLE 2. - SCOPE OF AGREEMENT

(a) Contractor shall deliver all of the Deliverables identified in the Statements of Work attached or subsequently attached hereto within the time-frames identified therein. As and to the extent specified in the


                                  CONFIDENTIAL

         Statements of Work., Contractor shall supervise and manage all Third-Party Activities in creating the NOC, and Contractor shall provide the NOC from conceptualization and design through final implementation and sustained engineering fully compliant with the compliant with the specifications set forth in, or developed pursuant to, the Statements of Work. Time is of the essence of Contractor's performance hereunder. The Work to complete the NOC shall be subdivided into four (4) phases, identified below and as are or shall be more fully detailed in the Statements of work

         (i) Assessment and Service Definition. Contractor shall deliver all Deliverables to be provided in this phase by July 1, 1996

         (ii)     NOC Architecture Framework and System Design.

         (iii)    Production Implementation; and

         (iv)     Sustained Engineering.

(b) Contractor shall provide Contractor Personnel to perform Work in accordance with the Statements of Work. This Agreement establishes the general terms and conditions that will apply to such Work performed by Contractor for LCI.

(c) LCI does not guarantee that any minimum amount of Work will be purchased from Contractor under this Agreement.

(d)      (i)      Any Affiliate of LCI, shall be entitled to request Work from
                  Contractor pursuant to the terms and conditions, including pricing, of this Agreement by issuing a Task Order for such Work and then agreeing with Contractor on a related Statement of Work, provided that any such Statement of Work shall constitute a separate agreement between Contractor and the Affiliate incorporating the terms and conditions of this Agreement so as to be applicable between Contractor and the Affiliate, unless expressly agreed otherwise.

         (ii) Any Work performed for LCI or any LCI Affiliate pursuant to the terms and conditions of this Agreement shall accrue to the benefit of LCI and its Affiliates for the purpose, as applicable of determining pricing hereunder.

         (iii) Nothing in this Agreement shall be deemed at any time either to obligate LCI or any LCI Affiliate to obtain from Contractor any minimum quality of Work hereunder, or to limit the right of LCI or any LCI Affiliate, in their sole discretion, from obtaining at any time informally or from any third party the same or similar Work as may be obtained or be available hereunder.

ARTICLE 3. - TERM

This Agreement shall have an effective date of May 21, 1998, and shall remain in full force and effect until December 31, 1998 or a later date if agreed to in a Statement of Work, unless terminated pursuant to the Article entitled "Termination".

ARTICLE 4. - TASK ORDERS

In order for LCI to purchase and for Contractor to perform Work, LCI shall issue Task Orders using the forms attached hereto as Exhibit D, which shall be governed by the terms and conditions of this Agreement. Each Task Order shall specify the Authorized LCI Representative and the Work to be performed. The Task Order may be a blanket Task Order or an individual Task Order for Work to be performed for LCI. Contractor shall respond to each Task Order by submitting to LCI a Statement of Work, which when agreed to by the parties shall govern the Work to be performed and shall supersede the Task Order.

ARTICLE 5. - TIMING OF MILESTONES (DELIVERY), SHIPMENT, AND INSTALLATION


                                  CONFIDENTIAL

(a) Contractor shall be responsible for performing all Work and delivering all Deliverables described in the Statements of Work in accordance with the schedules, milestones and specifications set forth therein. Further, contractor shall be responsible for delivering and achieving acceptance of the NOC and each phase of the NOC project and position, and on the date(s) described in the Statements of Work, provided that all appropriate Statements of Work have been agreed to by the parties, and pursuant thereto, the NOC will be completed on or before February 28, 1998 subject to changes in Deliverables and Work specified in any subsequent Statements of Work.

(b) To the extent provided in the Statements of Work, Contractor shall coordinate, manage and supervise Third-Party Activities in the implementation of individual components of the NOC and its Systems, including Software, Hardware and Equipment, whether ordered by Contractor, LCI or a subcontractor. Contractor shall, with respect to Third-Party Activities, be responsible for notifying LCI on a weekly basis of any potential or actual delays due to Third-Party Activities. The foregoing shall constitute Contractor's sole responsibilities with respect to Third-Party Activities.

(c)      Time is of the essence of Contractor's obligations hereunder.

(d) Deliveries are to be made in quantities, qualities and at times specified in the applicable Statements of Work. except for electronic transmission as agreed by the parties. Contractor shall ship all individual components of the NOC for which it is responsible in accordance with the applicable Statements of Work via carrier of Contractor's choice, with freight prepaid.

(e) If Contractor's efforts or deliveries fail to meet any scheduled due date and/or schedule, LCI without limiting its other rights or remedies as specified herein, may direct expedited routing and any costs incurred thereby shall be paid for by Contractor, LCI shall not be liable for Contractor's commitments or production arrangements in excess of the amount, or in advance of the time, necessary to meet LCI's delivery or milestone schedule.

(f) As provided in subsection (b) above, Contractor shall not be responsible for delays caused by Third-Party Activities provided that Contractor notifies LCI of any potential or actual delay due to Third-Party Activities as soon as Contractor learns of such potential or actual delay. In such cases and subject to the cooperation and performance of Third Parties, Contractor shall promptly provide LCI with revised delivery dates for the completion of the particular phase, subsequent phases and the final delivery of the NOC, and such revised dates shall become Contractor's delivery date for purposes of the remainder of this section.

(g) Contractor and LCI agree that it may be difficult, if not impossible, to accurately determine the amount of damages that LCI may Incur if Contractor fails to achieve each delivery and acceptance data in a timely manner as scheduled. Accordingly, and subject to the provisions of Article 21, if delivery or acceptance have not occurred in a timely manner, [****]. Contractor shall have a grace period of ten (10) days to fully cure the delayed delivery or acceptance. LCI shall not be liable for Contractor's costs in completing the delayed delivery and/or acceptance effective the day following the [****].

         (i)      In the case of delayed delivery of the final NOC (FOC) -
                  [****].

         (ii)     In the case of delayed delivery of IOC - [****].

         (iv) In the case of delayed delivery of any work specified in a Statement of Work - [****].

(h) To the extent provided in the Statement of Work, Contractor shall be responsible for diligently installing, or supervising installation by Third Parties, and shall be responsible to provide customization to the

                                  CONFIDENTIAL



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         Deliverables and/or Systems, using adequate numbers of technically skilled personnel, and shall notify LCI promptly after such Work is complete.

(i) LCI may by written notice and without penalty, (a) delay the scheduled data for delivery of any or all of the Systems or milestones, including the dates of any interim milestones, the final delivery date of the completed NOC, or any Equipment, Hardware, Software, or Systems ordered under this Agreement (in the event, of any such delay of more than 15 days, Contractor shall have the right to render interim invoices for Work performed through the date of suspension): and/or (b) cancel all or any part of the NOC project including equipment software, and/or systems ordered under this Agreement prior to the delivery of the individual NOC component: PROVIDED, HOWEVER, that if Contractor has already paid for Third Party Products for which it may not obtain refunds or otherwise has incurred costs which it cannot recover, Contractor shall be reimbursed for such expenses by LCI.

ARTICLE 6 - ORDERING THIRD-PARTY PRODUCTS

It is anticipated that the creation of the NOC shall combine the know-how and consultancy services of Contractor with Products from third-parties. Contractor shall coordinate with the Authorized LCI Representative when it is necessary for LCI to order Products for use with the NOC system. LCI and its Authorized Representatives shall fully cooperate with Contractor in this process.

ARTICLE 7. - TECHNICAL DESIGN

All Work to be performed, including general direction and guidance in connection with the Work, is to be coordinated with, and will be subject to the approval of LCI's Technical Representative. Nothing in this paragraph shall diminish Contractor's responsibilities to supervise and manage the NOC project hereunder.

ARTICLE 8. - PROJECT COORDINATION/PERFORMANCE/ACCEPTANCE

(a) During the course of Contractor's performance under this Agreement, LCI shall have the right of approval, which shall not be unreasonably withheld, over any major milestones and deliverables related thereto as well as final Acceptance of Products, Systems and the completed NOC, PROVIDED, HOWEVER, that LCI's approval shall be given or withheld in accordance with the acceptance criteria set forth in the applicable Statements of Work or specifications developed pursuant thereto.

(b) If a Statement of Work requires Contractor to develop specifications. Contractor shall deliver the specifications to LCI in writing in sufficient detail as reasonably required by LCI. The specifications shall be subject to LCI's satisfaction, review and approval, which shall not be unreasonably withheld.

(c) Deliverables will be developed through Statements of Work, subject to the following exceptions:

         (i) As is deliverable under the Assessment and Service Definition Phase, Contractor shall provide the due date for the completion of the NOC Architecture Framework and System Design phase.

         (ii) As is deliverable under the NOC Architecture Framework and System Design Phase, Contractor shall provide escalation procedures and timing for repair of the NOC and any of its Component Systems.

         (iii) As is deliverable under the NOC Architecture Framework and System Design Phase, Contractor shall provide the due date for the completion of the Production Implementation phase and the final NOC, and shall reflect modification required to the due date reflected in Article 5 (a).

         Acceptance of these specific deliverables will be by LCI's approval:
         PROVIDED, HOWEVER, that LCI's approval shall not be unreasonably withheld.


                                  CONFIDENTIAL

(d) Contractor shall provide to LCI detailed written progress reports, on at least a [****] basis, which shall provide the status of items completed, items to be completed within the next reporting period and open action items and any other items required by LCI. Contractor shall report all Third-Party Activities for which it is responsible under its duty to manage and supervise all Third-Party Activities. Including status of work and upcoming deliveries to be made by Third-Parties.

(d) In determining its Acceptance, LCI shall use the applicable acceptance tests specified in the applicable Statements of Work or as developed pursuant thereto on the Deliverables and/or the NOC (including the entire System) to confirm that they are Operative Contractor shall run any Acceptance tests under LCI's review. If LCI discovers any Deliverables (including the entire System) are not Operative, LCI shall notify Contractor of the deficiencies. Contractor at its own expense, shall modify, repair, adjust or replace the Deliverables (including the entire system) to make it Operative within 15 business days after the date of LCI's deficiency notice. LCI may perform additional acceptance tests during a period commencing when Contractor has delivered revised Deliverables correcting all the deficiencies LCI has noted. If the Deliverables still are not Operative in LCI's reasonable judgment, subject to Article 8 (a) above, LCI may terminate all or part of this Agreement for material breach or, at its option, repeat the procedure of this paragraph as often as it determines necessary.

(e) LCI, at its discretion, may use the procedure in this Section to determine acceptance of interim Deliverables updates and enhancements. If LCI finds an enhancement not to be Operative and rejects it, LCI shall have no obligation to pay for such update or enhancement, and Contractor shall continue to support the version or release of the NOC or applicable System currently installed pursuant to the applicable Statement(s) of Work.

ARTICLE 9. - SELECTION AND REPLACEMENT PROCESS

(a) LCI, at its option, may request Contractor to provide names of Contractor Personnel, as well as their respective resumes, for review prior to entering into a Statement of Work. The information on the resume must include, without limitation, previous work experience including names of companies, and the names of LCI Technical Representatives for whom that individual had worked. LCI reserves the right in its sole discretion, to approve or reject any person whose name is submitted by Contractor.

(b) LCI reserves the right to approve or reject Contractor Personnel assigned to any Work and to request replacement at any time. When a replacement is requested by LCI, Contractor shall submit to LCI the name and resume of the proposed replacement, and such replacement shall be at least as qualified as the individual it is replacing. LCI may, in its sole discretion, reject such replacement. If Contractor cannot within [****] provide a qualified replacement which is acceptable to LCI, then LCI may reduce the Work in accordance with the Article entitled, "Termination" and LCI may perform, or contract with a third party for the performance of, the terminated Work outside the scope of this Agreement.

(c) Contractor Personnel may not begin Work without an approved Statement of Work or other approval in writing from an Authorized LCI Representative. Any Contractor Personnel reporting for Work without such authorization shall not be billed to LCI for the period of time in which the letter of engagement has not been executed by LCI (but the foregoing shall not apply to any work performed prior to the date of this Agreement).

ARTICLE 10. - PRICE AND PAYMENT

(a) Each phase or sub-phase of the NOC project shall be covered by a Statement of Work. Contractor may invoice for Work at the times, and on a fixed price or time and materials basis, and at the rates, as provided in the applicable Statements of Work. If a Statement of Work provides that invoices shall be issued on terms other than upon acceptance of the Deliverables under such Statement of Work, [****] of each invoice shall be withheld until acceptance of the Deliverables under such Statement of Work. An



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.



                                  CONFIDENTIAL
         additional [****] of all invoices shall be withheld until Final Acceptance, and the withheld amounts may be invoiced upon Final Acceptance.

(b) Contractor shall submit invoices to LCI via a shipping method that provides contractor with notice of the date on which LCI received such invoice. Each invoice shall include the following:

         (i)      Task Order Number

         (ii)     Period Billed

         (iii)    Name(s) and labor description of Contractor Personnel

         (iv) Number of hours worked by each individual(s) during the billing period and the applicable hourly rate, if on a time and materials basis.

(c)      All amounts to be billed to and paid by LCI are gross amounts.

(d) The applicable amounts due Contractor shall be paid in United States dollars after receipt of a properly executed invoice. LCI shall pay such invoices within net thirty (30) days of receipt. [****]. Invoices that are not properly prepared shall be returned to the Contractor for revision. amounts withheld from invoices or payments, as provided in
         Article 10 (a) shall be paid in United States dollars within net fifteen (15) days of the applicable acceptance date.

(e) The first Statement of Work attached hereto shall form the rate basis for Contractor's work hereunder (for time and materials activities). This Statement of Work shall include all of the rates for Contractor Personnel by designated title that Contractor anticipates will perform Work hereunder. [****].



(f) All rates shall include regular time, overtime, holiday and weekend time spent by Contractor Personnel on LCI Work. Unless otherwise provided by the applicable Statement of Work, overtime, holiday and/or weekend Work shall not be performed by Contractor without prior consent from the Authorized LCI Representative.





(g) For time and materials activities, LCI shall be invoiced for actual time spent by Contractor Personnel performing LCI Work. Except as provided in Article 11, LCI shall not be invoiced for [****], lunch breaks or other breaks taken by Contractor Personnel.



ARTICLE 11.- TRAVEL

(a) The LCI Technical Representative may request Contractor Personnel to travel outside of Northern Virginia in the performance of duties. Contractor Personnel must receive approval from Contractor and must have the written authorization of the appropriate LCI Director before commencing travel.

(b)      Payment Procedure.

         (i) Contractor shall initially be responsible for travel expenses and shall reimburse Contractor Personnel, as appropriate.

         (ii) Contractor will then invoice LCI for the travel. All travel, transportation and per diem expenses, copies of which shall accompany invoices, for which reimbursement is sought, shall have the signature of the LCI Technical Representative and shall be itemized and substantiated with appropriate receipts.

         (iii) Expense reports must be filed within [****] of completion of travel and invoiced on the next regular invoice submission to LCI.

(c) Payment Policy. LCI-approved travel and related LCI-approved out-of-pocket expenses incurred in performing services for LCI under the Agreement shall be invoiced to LCI at cost.

                                  CONFIDENTIAL



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

(d)      Reimbursement will be as follows:

         (i) Commercial transportation - Reimbursable on an "incurred cost" basis [****].

         (ii)     Private automobile - Reimbursable at $.26 cents per mile.

         (iii) Per diem - Reimbursable for actual lodging and local transportation. Actual meal expenses shall not exceed [****] per day.

         (iv) Rental cars if required in "out-of-town" assignments with prior approval of LCI Authorized Representative.

(e) LCI will not reimburse Contractor for local travel incurred as a result of commuting to LCI's facility to perform work including but not limited to the use of rental vehicles.

(f) In no event shall LCI be liable for any travel changes associated with relocation of Contractor Personnel without the written approval of the Authorized LCI Representative.

(g) Contractor shall not bill LCI for travel expenses of Contractor's New Jersey employees (only Program Managers Service Architects and Senior Systems Engineers) who travel to LCI's site, but LCI shall pay for the time spent by such Employees in so traveling at the applicable hourly rates set forth in the Statement of Work.

ARTICLE 12. - TIME ENTRY AND REPORTS

Contractor Personnel shall submit on LCI's time entry system on a bi-weekly basis time sheets. Such time sheets shall be prepared by a LCI's Technical Representative prior to submission. Contractor shall provide reports as requested by LCI on a monthly basis. The reports shall contain a cumulative amount billed to LCI under all Statements of Work along with any appropriate discounts.

ARTICLE 13. - RECORDS

For Work performed by Contractor Personnel pursuant to this Agreement, Contractor shall maintain such records as will adequately substantiate charges and hours worked and shall produce such records for LCI's inspection at Contractor's business office where such records are kept, upon LCI's request, for a period of [****] following the furnishing of the respective Work.
LCI shall give timely notice of its Intent to inspect such records and preserve the confidentiality of such terms as Contractor may reasonably request.

ARTICLE 14. - WORK IN PROGRESS

(a) In the event all or part of this agreement is terminated for any reason whatsoever, Contractor shall immediately, at LCI's option and request document in detail the status of the Work that has been terminated and either deliver to LCI or dispose, in accordance with LCI's instructions and the terms of this Agreement, of all Software, Documentation or other materials relating to or failing under the Work that are in its or any Third Party's possession., whether or not such Work has been completed or is still in progress. LCI shall have all rights to such Software, Documentation and materials in accordance with Articles 17 and 18. If termination occurs due to LCI's termination for convenience or LCI's default hereunder, any Work performed by Contractor under this section may be billed at time and materials rates.

ARTICLE 15. - ENHANCEMENT AND UPDATES

Should LCI so request, and pursuant to an agreed Statement of Work, Contractor shall deliver procedures to LCI to update and enhance the NOC, its component Systems, and any Deliverables provided hereunder as part of the Sustained Engineering phase.



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.



                                  CONFIDENTIAL

ARTICLE 16. - CONTRACTOR'S RESPONSIBILITY

(a) Contractor shall perform all work hereunder to the highest standards of quality in the industry and is solely responsible for providing all Deliverables and meeting all milestones and phase deadlines as provided in the Statements of Work.

(b) Contractor shall manage and supervise to the highest standards of quality in the industry all Third-Party Activities in creating the NOC and for which it is responsible pursuant to the Statements of Work. Contractor's responsibilities in this regard include, but are not limited to:

         (i) Supervising and managing all aspects of the NOC project and all Third-Party Activities for which it is responsible pursuant to the Statements of Work:

         (ii) Reporting all issues, problems and delays to LCI together with suggested resolutions of such issues, problems and delays as soon as practicable thereafter, but no later than the weekly report and/or meeting described in Article 8 (c) (Project Coordination).

         (iii) Developing and implementing and providing to LCI in writing procedures Contractor will use to diligently identify issues, problems and delays so that those issues, problems and delays are quickly identified and resolved in a manner not to impact the timely delivery of each Phase and the NOC project as a whole.

         (iv) Meeting with LCI's Authorized Representative and/or Technical Representative on a weekly basis to discuss the status of the NOC project, notify LCI of any actual or potential issues, problems and delays, and to deliver and discuss all reports required hereunder.

         Provided that Contractor has performed its obligations under this
         Article 15(b). Contractor shall not be responsible for Third-Party Products. Work and/or Activities for which they did not contract with LCI.

(c) For any and all Third-Party Products Contracted by Contractor hereunder, whether Equipment, Hardware or Software. Contractor will pass through any and all warranties provided by third-Parties to LCI (as provided in Warranties, below). All such warranties shall be approved by LCI prior to contracting.

(d) Contractor shall be responsible to LCI for all acts and omissions of Contractor Personnel.

(e) Contractor shall perform the Work in accordance with the conditions of all applicable governmental permits and licenses.

(f) Contractor shall not assign or delegate this Agreement or any of its rights, duties or obligations to any other person or entity without the prior express written approval of LCI. Contractor shall not subcontract any Work under this Agreement without the express written approval of LCI on a case-by-case basis.

(g) Contractor is responsible for all employee-related benefits applicable to Contractor Personnel performing Work under this Agreement. LCI shall not be obligated to provide Contractor Personnel with LCI benefits unless otherwise required by law. Contractor is responsible for withholding Contractor Personnel's portion of FICA and Medicare and for withholding income for federal and state income tax purposes to the extent required by law. Contractor will pay over all amounts withheld to the IRS, and will pay its share of FICA taxes for Contractor Personnel provided to LCI under this Agreement. Contractor agrees to indemnify and hold LCI, its parent, and Affiliates harmless from any and all claims and expenses relating to contractor's reporting and payment obligations with respect to Contractor Personnel.

(h) If requested by LCI, Contractor , at LCI's expense, shall provide drug testing of Contractor Personnel presented for work at LCI in accordance with LCI's established policy and any applicable federal and state laws regulating employee drug testing. Results shall be reported to LCI within ten (10) days of the request.


                                  CONFIDENTIAL

(i) Contractor and Contractor Personnel shall fully cooperate with any other contractors performing similar or related Work for LCI.

(j) As called for under the applicable Statements of Work, Contractor shall transfer all knowledge necessary to fully operate and maintain the NOC to skilled LCI personnel. Such training shall be to the highest industry standards.

(k) Contractor agrees that it and Contractor Personnel shall at all times comply with all security regulations in effect at LCI's premises.

ARTICLE 17. - LCI PROPERTY

Unless the Parties otherwise agree in writing, any property including, but not limited to Software, Documentation, designs, reports, manuals, documents, patterns, specifications, data or other technical or proprietary information, and other equipment or material of every description furnished to Contractor by LCI is and shall remain the property of LCI. Contractor shall not substitute any other property for LCI's property and shall not use such property except in performing Work as required by this Agreement. Such property while in Contractor's custody or control shall be maintained in good condition at Contractor's expense and shall be held at Contractor's risk.

ARTICLE 18. - INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION

(a)      Contractor warrants, represents and agrees that:

         (i) Except to the extent that LCI specifically provides an idea or ideas, materials, specifications or directions to Contractor that necessarily preclude the related Work from being original to Contractor, and except for Third Party IP (Intellectual property owned by Third-Parties) all Work provided by Contractor shall be original to Contractor.

         (ii) The Work shall not infringe upon or violate any patent, copyright, trademark, trade secret or other intellectual property right of any third party. Contractor, at its own expense, shall indemnify and hold LCI, its parent, and Affiliates harmless from any loss, damage, liability or expense (including attorneys' fees) arising from any claim(s), action(s) or other proceeding(s) based on a claim that any Work provided by Contractor to LCI infringes upon or violates any patent, copyright, trademark, trade secret or other intellectual property right of any third party. Contractor shall pay all damages, fees, losses, liabilities, cost or expenses, including attorney's fees, in any such action or other proceeding or the settlement of any such claim, as the case may be. Contractor shall immediately notify LCI and defend LCI and Affiliates against any such claims, actions, or other proceedings, and shall conduct any settlement negotiations, on behalf of LCI at Contractor's sole cost and expense: provided that LCI may elect to participate in the defense and any settlement negotiations through counsel of its own choosing and at its own cost, and provided that LCI shall have final approval of any settlement requiring payment from LCI or reducing LCI's rights to use any property which forms the subject matter of the claim, action or proceeding. The foregoing provisions of this Article 18 (a)(ii) and the provisions of Article 18(a)(iii) shall not apply to any Third Party IP.

         (iii) Should the Work or any portion of the Work provided by Contractor become, or in Contractor's opinion is likely to become, the subject of a claim or infringement, or should LCI's use of the Work be finally enjoined, Contractor shall, at its expense:

                           (A) Procure for LCI the right to continue using,
                  relying upon and receiving the Work;


                                  CONFIDENTIAL

                           (B) Replace or modify the Work to make it non-infringing provided that such replacement or modified Work continues to comply substantially with all applicable specifications or other requirements under this Agreement; or

                           (C) If neither of the foregoing can be suitably accomplished, reimburse LCI for the Work by refunding to LCI the price paid by LCI for the Work.

                                    (i) In the course of performing its services
         under this agreement, Contractor may devise, create or develop computer software or hardware (including, without limitation, customization of software provided by others, development of software or hardware for the purposes of connecting or integrating elements of the overall NOC System and development of software designed to enhance overall NOC System performance or the performance of discrete NOC system elements) or other material, devices or inventions in order to deliver the assessment, architectural, engineering. Implementation and other system integration services contemplated in the Statements of Work contemplated by Article 2(a), including the completed NOC and each phase of the NOC project ("System Deliverables"). In addition, LCI may request, and Contractor may deliver, other software, hardware, material, devices inventions for other, specific purposes which would be defined, other software, hardware, material, devices or inventions for other, specific purposes which would be defined in one or more Statements of Work in addition to those contemplated in Article 2(a) ("Additional Deliverables"). "Deliverables" collectively refers to the combination of System Deliverables and Additional Deliverables, if any.

                                    (ii) Contractor owns and shall retain all
         right, title and interest in and to all of the System Deliverables and all of its architecture, programming and engineering ideas, techniques, methods or know-how, as well as all patents, copyrights, trademarks, trade secrets, rights of authorship and other intellectual property rights related thereto, including without limitation, all rights to derivative works, and LCI agrees and acknowledges, other than the license granted in Article 18 (b)(iii), it shall make no claim to the contrary by virtue of this Agreement or otherwise.

                                    (iii) Contractor grants to LCI an
         irrevocable, perpetual, non-exclusive, fully-paid license to use all System Deliverables, solely in connection with the installation, use and maintenance of the Deliverable. In whole or in part, LCI may copy, modify, and create derivative works of the System Deliverables, but only in connection with the installation, use and maintenance of the NOC, LCI may use the System Deliverables outside the United States only in accordance with applicable export controls laws. LCI shall use its best efforts to see that its employees and users of any System Deliverables comply with the terms and conditions of this Article 18(b).

(b) Contractor shall promptly disclose to LCI all material (including Software, Documentation reports, programs, source code, manuals, flow charts, tapes, card decks, listings and any other programming materials and all inventions, whether or not patentable) forming any portion of any Additional Deliverables created, composed, made or conceived by Contractor or Contractor Personnel during the performance of Work. The Parties agree that, except as may be otherwise provided in the related Statement of Work or amendment to this Agreement, each Additional Deliverable is a work made for hire, that all portions of any additional Deliverable, including all copyrights, any extension or renewals, and all related work, shall be the exclusive property of LCI, and that LCI shall have the right, at its own expense, to obtain and to hold in its own name copyrights, registrations, patents, or such other protection as may be appropriate to said Additional Deliverable. Contractor warrants and shall provide LCI and its assigns the full, sole and continuing right (without any payments or liabilities to any person) to use the Additional Deliverables and to publish, perform, reproduce and distribute throughout the world any or all portions of such Additional Deliverables, either as a complete unit or in segments, in any way LCI sees fit and for any purpose whatsoever. Contractor shall insert a proper statutory copyright notice at an appropriate location on copyrightable material, and on all portions and on all related items which may be subject to copyright protection, which copyright notice shall specify LCI as the sole copyright owner. Contractor further agrees to give LCI or any person designated by LCI, at LCI's expense, all such information and to execute all such additional documents including, without limitation, patent applications, as may be reasonably required to


                                  CONFIDENTIAL
         perfect the rights referred to herein. In the event Contractor or third party is deemed to be author for copyright purposes of any such materials and Additional Deliverables under this Agreement, Contractor agrees to assign or cause such third party to assign and execute and have its Contractor Personnel execute any documents (including patent applications and assignments) reasonably requested by LCI, at LCI's expense, to provide LCI the right to won, use and protect the Additional Deliverable under this subparagraph.

(i) Notwithstanding the foregoing provisions of this Article 14, the Parties acknowledge that in some cases the Work, or as portion thereof, may use, incorporate or be dependent upon patents, copyrights, trade secrets and/or other intellectual property that is either owned by Contractor, the ownership of which by Contractor pre-dates the Task Order for the affected Work (the "Pre-Existing Contractor IP") or is owned by third parties ("Third Party IP"). Contractor shall disclose to LCI prior to entering into any Task Order for Work hereunder, but in any case in advance of commencing any affected Work hereunder, the extent to which such Work, or any portion thereof, will use, incorporate or be dependent upon any such Pre-Existing Contractor IP or Third Party IP, and whether or not so identified to LCI.

         (A) Contractor hereby grants to LCI a non-exclusive, fully-paid, irrevocable and perpetual license to use such Pre-Existing Contractor IP solely in connection with the installation use and maintenance of the NOC and otherwise on the terms and conditions set forth in Article 18(b)(iii) above. Contractor represents and warrants that Contractor has sufficient right, title and interest to grant the foregoing license in the Pre-Existing Contractor IP to LCI.

         (B) Contractor shall further use its best efforts to obtain for LCI license rights to any such Third Party IP as are necessary or appropriate to LCI's ownership and use of the Work.

         (C) Contractor agrees to give LCI or any person designated by LCI, at Contractor's expense, all such information and to execute all such additional documents as may be reasonably required to perfect LCI's rights to the license granted pursuant to subsection (c)(i)(A) above or any license granted pursuant to subsection (c)(i)(A) above.



ARTICLE 19 [****]

During the period covering any Statement of Work in which Contractor Personnel are assigned to perform Work and for a period of six (6) months following the earlier of either the expiration or termination of such Statement of Work [****]Further, for such Contractor Personnel who have executed a non-disclosure agreement, Contractor shall give written notice to LCI in writing within seven (7) days [****].



ARTICLE 20 - CONFIDENTIAL INFORMATION

(a) In order that Contractor may perform this Agreement, LCI may disclose confidential and proprietary information pertaining to LCI's past, present and future activities, including without limitation, research, development, or business plans, operations or systems. It is


                                  CONFIDENTIAL



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         further recognized that Contractor will develop material and information which LCI will wish to hold and to be held by Contractor as confidential and proprietary information of LCI. Accordingly, Contractor agrees to the following with respect to Confidential information:

         (i) To use Confidential Information only in performance of this Agreement;

         (ii) Not to make copies of any Confidential Information or any part without the permission of LCI;

         (iii) Not to disclose any Confidential Information or any part to others for any purpose without the prior written consent of LCI;

         (iv) To limit dissemination of Confidential Information to Contractor Personnel who are directly involved in the performance of this Agreement, who have a need to know and to use Confidential Information for purposes of such performance and who have been advised of and agree to the obligations and restrictions on persons receiving such information as set forth in this Agreement, provided that Contractor notifies LCI in advance of the names of any Contractor Personnel having access to Confidential Information under this Agreement;

         (v) To treat Confidential Information as strictly confidential and as trade secret information, by protecting such information in the same manner and subject to the same protection as Contractor treats and protects its own respective proprietary information of like importance but in any event using no less than reasonable care;

         (vi) To disclose Confidential Information to third parties only with the prior written consent of LCI only after such third parties have agreed in writing to be bound by the confidentiality and use restrictions of this Agreement;

         (vii) Subject to Article 18, to return LCI information and any copies thereof to LCI at the completion of all Work under this Agreement or at such earlier date as LCI may designate, with a certification by an officer of Contractor that Contractor retains no Confidential Information in any form whatsoever. Subject to Article 18, upon completion of all Work or upon receipt of a request by LCI, Contractor shall also erase or destroy, or cause to be erased or destroyed, any Confidential Information in any computer memory or date storage apparatus: provided, however, that Contractor shall deliver to LCI the database or data flat file and full accompanying Documentation identifying record format and record data elements, and

         (viii) To ensure that all Contractor Personnel having access to such Confidential Information terminating employment for Contractor are reminded prior to such termination of his/her nondisclosure obligations undertaken pursuant to this or other employee nondisclosure agreement(s).

(b) It is understood by both Parties that Contractor shall not disclose to LCI any Contractor Confidential Information without the express prior written agreement of LCI and under appropriate nondisclosure terms to be negotiated by the Parties in good faith.


                                  CONFIDENTIAL

(c) For the purpose of protecting LCI's proprietary interest in Confidential Information under this Agreement, Contractor shall designate by appropriate markings all Work as LCI Confidential Information upon its generation.

(d) Confidential Information will not disclosed to any third party during the term of this Agreement or thereafter except with the express prior written approval of LCI or under the following conditions:

         (i) It was in the public domain at the time of LCI's communication to Contractor;

         (ii) It enters into the public domain through no fault of Contractor subsequent to the time of LCI's communication to Contractor;

         (iii) It was in Contractor's possession of any obligation of confidence at the time of LCI's disclosure to Contractor; provided, however, that Contractor immediately informs LCI in writing to establish Contractor's prior possession; provided further, however, that this exception shall not apply to the Work, all of which upon its generation by Contractor constitutes LCI Confidential Information;

         (iv) It is developed by Contractor Personnel independently of and without reference to any LCI Confidential Information or other information that LCI has disclosed in confidence to any third party;

         (v) It is rightfully obtained by Contractor from third parties without being subject to obligation of confidentiality;

         (vi) It is released for disclosure by LCI with its written consent; or

         (vii) It is identified by LCI as no longer proprietary.



(e) Notwithstanding the return, erasure, or destruction of Confidential Information or the termination, through completion or otherwise, of this Agreement, the rights and obligations with respect to the disclosure and use of Confidential Information [****]. To the extent reasonably possible Contractor agrees to give LCI prompt notice if Contractor becomes aware either [****]



(f) Contractor will enter into non-disclosure agreements with its Contractor Personnel sufficient in form and substance to ensure compliance by such Contractor Personnel with the provisions of this
         Article 16; provided that in any event Contractor shall remain liable at all times for compliance of such Contractor Personnel with this Article for so long as they are in the employment of Contractor and a period of six (6) months thereafter.

(g) As to any Confidential Information either disclosed by LCI to Contractor, or developed by Contractor, prior to the effective date of this Agreement and in connection with the Work to be performed hereunder, Contractor agrees that: (i) where the parties entered into an applicable separate Nondisclosure Agreement prior to such effective date, then



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.



                                  CONFIDENTIAL
         such Nondisclosure Agreement shall continue to apply to such information for the period prior to the effective date of this Agreement and after the effective date the provisions of this Agreement shall apply, and (ii) where an applicable separate Nondisclosure Agreement was not entered into between the parties, all such disclosed and developed information shall be deemed to be LCI Confidential Information subject to the terms and conditions of this Agreement. In any event, any such information developed by Contractor prior to the effective date of this Agreement shall nonetheless be deemed to be part of the Work subject to the terms and conditions of this Agreement.

(h) Contractor acknowledges that the Confidential Information under this Agreement constitutes unique, valuable and special trade secret and business information of LCI, and that disclosure may cause irreparable injury to LCI. Accordingly, Contractor acknowledges and agrees that the remedy at law for any breach or threatened breach of the covenants contained in this Agreement may be inadequate, and in recognition, agrees that LCI shall, in addition, be entitled to injunctive relief without bond including reasonable attorneys' fees and other court costs and expenses.

ARTICLE 21 - FORCE MAJEURE

(a) Neither Contractor nor LCI shall suffer any liability for nonperformance, defective performance or late performance of the work due to causes beyond its control such as, but not limited to, acts of God, war (including civil war), civil unrest, acts of government, fire, floods, explosions, the elements, epidemics, quarantine, restrictions, strikes, lock-outs, plant shutdown. Third Party defaults (provided Contractor has complied with Article 16(b)) or delays in transportation. In the event of an excusable delay as defined in the preceding sentence, then Contractor, upon giving prompt written notice to LCI, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference, provided that Contractor shall use its best efforts to avoid or remove such causes of nonperformance and both parties shall proceed to perform with dispatch whenever such causes are removed to cease to exist.

(b) It any performance date under this Agreement is postponed or extended pursuant to this Section for longer than 60 calendar days, LCI may, at its option, by written notice given during the postponement or extension, terminate Contractor's right to render further performance after the effective date of termination without liability for that termination.

ARTICLE 22 - PUBLICITY

Both parties agree that no news releases, public announcements or advertising materials, or confirmation of same, concerning any part of this Agreement or any of its performance, or use of the other Party's name, logo or service marks in advertising or sales materials shall be made without the prior written approval of the other Party. Such requests shall be in writing and addressed in accordance with the article entitled "Notices."

ARTICLE 23 - INDEPENDENT CONTRACTOR



                                  CONFIDENTIAL

(a) Contractor represents and warrants that Contractor qualifies as an Independent Contractor under the provisions of the Internal Revenue Code's common law rules enacted as part of Section 1706 of the 1986 Tax Reform Act, and as such Contractor is filing all required forms and necessary payments appropriate to the Contractor's tax status. In the event the Contractor Personnel's independent status is denied or changed and the Contractor or Contractor Personnel are declared to have "common law" status with respect to Work performed for LCI, Contractor agrees to hold LCI, its parent and Affiliates harmless from all costs, including legal fees, which LCI may incur as a result of such changes in status.

(b) Personnel supplied by Contractor will be deemed employees of Contractor and will not for any purposes be considered employees or agents of LCI. Contractor shall be solely responsible for their supervision, direction and control, as well as payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits and the like.

(c) Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between Contractor and LCI. Neither Party is by virtue of this Agreement authorized as an agent, employee or legal representative of the other. Except as specifically set forth, neither Party shall have power to control the activities and operations of the other and their status is, and at all times will continue to be, that of independent contractors. Neither Party shall have any power or authority to bind or commit the other.

ARTICLE 24 - WARRANTIES

(a) Contractor warrants that the Work provided hereunder will be performed in a professional and workmanlike manner in accordance with the highest professional standards in the industry, shall be free of defects in materials and design, and that the Deliverables shall comply with the specifications set forth in the Statements of Work for six (6) months ("the Warranty Period") from the date of Final Acceptance by LCI. This warranty applies to the final integration of the NOC pursuant to the specifications developed in applicable Statements of Work.

(b) Contractor further warrants that the NOC shall be Operative during the Warranty Period.

(c) Contractor represents, warrants and agrees that no material portion of the Work is or will be intended, other than under documented control of LCI, (1) at some specific time or on a specific instruction or occurrence of a given event, to stop, limit or interfere with the operation of the Work in conformity with the specifications therefore set forth in, or developed pursuant to, the Statements of Work, or
         (2) to damage or materially alter or render inaccessible the Work, or any other hardware, software or data which the Work id designed to process or use, or any other hardware, software or data hardware, software or data which the Work is designed to process or use, or any other hardware, software or data attached to, resident on, or accessible to the system on which the Work is executed or stored. Contractor shall be responsible for, indemnify and hold LCI or its Affiliates


                                  CONFIDENTIAL
         harmless from any damages, costs, liabilities, and/or expenses, including attorneys' fees and other legal costs, arising out of the breach of the foregoing.

(d) Contractor shall warrant, without limitation as to any time period, that the Work shall not incur default problems or other errors as a result of the century date change in the year 2000.

(e) Contractor warrants and represents that it is not currently bound by any other agreements, restrictions or obligations, nor will Contractor assume any such obligations or restrictions which do or would in any way interfere or be inconsistent with the Work to be furnished by Contractor to LCI under this Agreement.

(f) Contractor warrants and represents that it is capable of entering into this Agreement with LCI in every and all respects.

(g) Contractor warrants and represents that it is a corporation duly organized and in good standing under the laws of Delaware with Federal EIN or SSN of 133808483, and is qualified to do business in the state of Virginia.

(h) Contractor represents and warrants it has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on behalf of Contractor has been properly authorized and empowered to enter into this Agreement. This Agreement, when executed by the Contractor, will constitute a legal, valid and binding agreement and obligation of the Contractor, enforceable according to its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, and other laws of general application relating to creditors' rights generally and by general principles of equity. CONTRACTOR FURTHER ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY IT.

(i) LCI acknowledges that Contractor will be purchasing Third-Party Products. Contractor shall transfer to LCI any warranties offered by third parties on such Third-Party Products. All such warranties shall be approved by LCI prior to contracting. Contractor, however shall have final responsibility for the installation and integration of such Third-Party Products into the NOC if so required under the Statements of Work.



(j) Each of the Deliverables, Updates and Enhancements and any media used to distribute [****] of its computer and telecommunications facilities for their commercial, test or research and development purposes. Contractor shall indemnify LCI and hold LCI harmless from all claims, losses, damages and expenses, including attorneys fees and allocated cost of internal counsel, arising from the [****] or with any [****].





**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.



                                  CONFIDENTIAL

(k) THE WARRANTIES SET FORTH IN THIS ARTICLE 24 ARE IN LIEU OF ALL WARRANTIES WHETHER EXPRESSED OR IMPLIED, INCLUDING THE WARRANTIES OR MERCHANTABILITY AND FITNESS FOR INTENDED OR PARTICULAR PURPOSE.

ARTICLE 26 - MAINTENANCE SERVICES

(a) Contractor shall provide, during the Warranty Period and during all Maintenance Period, Maintenance Services regarding the Deliverables, which services shall be defined in the Statements of Work, and consistent with Article B(c)(ii), available twenty-four (24) hours per day, seven (7) days per week performed by qualified and competent consultant(s). Contractor shall deliver to LCI and keep current a list of persons and telephone numbers ("Calling List") for LCI to contact in order to obtain answers to questions arising, or assistance in solving problems or errors occurring during LCI's use of any of the Products. The Calling List shall include (1) the first person to contact if a person arises or problem occurs, and (2) the persons in successively more responsible or qualified positions to provide the answer or assistance desired. If Contractor does not respond promptly to any request by LCI for telephone consultative service, then LCI may attempt to contact the next more responsible or qualified person on the Calling List until contact is made and a designated person responds to the call.

(b) The parties acknowledge that under this agreement, LCI has ordered no Maintenance Services, and the Maintenance Period is not defined. Such definitions shall be made, if at all, under a separate Statement of Work to be negotiated by the parties in good faith.

ARTICLE 26 - INSURANCE

(a) During the term of this Agreement, Contractor shall maintain insurance of the types and in the amounts specified below with insurers of recognized responsibility, licensed to do business in the State(s) where the Work is the being performed, and having either an A.M. Best's rating of AB, a Standard & Poor's ("S&P") rating of AA or a Moody's rating of AaZ. If any Work provided for or to be performed under this Agreement is subcontracted, Contractor shall require such Contractor Personnel to maintain insurance equivalent to that which is required of Contractor.

         In accordance with the above, the following insurance coverages shall be maintained by Contractor and Contractor Personnel:

         (i)      COMPREHENSIVE OR COMMERCIAL GENERAL LIABILITY INSURANCE:

                  $1,000,000 per occurrence combined single limit/$2,000,000 general aggregate and will include coverage for contractual liability, coverage for the use of subcontractors, products and completed operations, and will not contain an exclusion or explosion collapse, and underground coverage.

         (ii)     BUSINESS AUTOMOBILE LIABILITY INSURANCE:



                                  CONFIDENTIAL

                  Business Automobile Liability insurance including coverage for owned, hired, leased, rented and non-owned vehicles as follows:

                  $1 Million combined single limit per accident

         (iii) WORKERS' COMPENSATION AND EMPLOYERS' INSURANCE:

                  Workers' Compensation in the statutory amount(s) and with benefits required by laws of the state in which the Work is performed and the state(s) in which employees are hired, if the state(s) are other than that in which the Work is performed. Employers' Liability with minimum limit of liability of:

                  $1 Million bodily injury by accident/each accident, bodily $1 Million injury by disease/each employee, and for bodily $1 Million injury by disease/policy limit (aggregate).

                  A combination of primary and excess/umbrella liability policies will be acceptable as a means to meet the funds specifically required hereunder. THE REQUIRED MINIMUM LIMITS OF COVERAGE SHOWN ABOVE, HOWEVER, WILL NOT IN ANY WAY RESTRICT OR DIMINISH CONTRACTORS LIABILITY UNDER THIS AGREEMENT.

                  (iv)     PROFESSIONAL LIABILITY INSURANCE:
                           Professional Liability Insurance coverage the effects and errors and omissions in the performance of professional duties in the amount of $1 Million for each occurrence and aggregate, associated with Work performed under this Agreement

(b) Certificates of such insurance shall be submitted to LCI naming LCI as ADDITIONAL INSURED on such policies as appropriate, prior to the start of any Work associated with this Agreement. These certificates shall certify that no material alteration, modification or termination of such coverage shall be effective without at least thirty (30) days advance notice to LCI.

(c) Contractor shall furnish or require each Contractor Personnel to provide and maintain at all times during the term of the Agreement insurance equivalent to that which is required of the Contractor. All carriers insuring Contractor Personnel, including the subcontractors, shall waive all right to recovery against LCI for any injuries to persons or damage to property in the execution of Work performed under this Agreement.

(d) Contractor shall permit any authorized representative of LCI to examine Contractor's original insurance policies should LCI so request. Should Contractor at any time neglect or refuse or provide the insurance required, or should such insurance be canceled or non-renewed, LCI shall have the right to purchase such insurance, and the cost shall be billed to Contractor. In addition, should Contractor at any time neglect or refuse to pay the


                                  CONFIDENTIAL
         necessary premium, LCI shall have the right to deduct this amount from monies due the Contractor.

(e) Contractor and Contractor Personnel shall ensure full compliance with the terms of the Occupational Safety and Health Administration (OSHA) and all jurisdictions' safety and health regulations during the full term of this Agreement.

ARTICLE 27 - INDEMNIFICATION AND LIMITATION OF LIABILITY

(a) Contractor, at its own expense, shall indemnify and hold LCI, its directors, officers, employees, agents, subsidiaries, Affiliates, customers, designers, and assignees harmless from any loss, damage, liability or expense, on account of damage to property and injuries, including without limitation death, to all persons, arising from any occurrence caused by any act or omission of Contractor Personnel related to the performance of this Agreement. Contractor, at its own expense, shall defend any suit or dispose of any claim or other proceedings brought against said indemnities on account of such damage or injury, and shall pay all expenses, including attorney's fees, and satisfy all judgments which may be incurred by or rendered against said indemnities.

(b) Contractor further agrees to and does hereby indemnify and hold LCI, its directors, officers, employees, agents, subsidiaries, Affiliates, parent, consultants and subcontractors harmless from any and all liability, loss, damage, or injury, together with all reasonable costs and expenses relating thereto, including attorneys' fees, arising out of or resulting from any breach of any representation, warranty, covenant or obligation of the Contractor contained in the Agreement.

(c) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE LOSS OR DAMAGE OF ANY KIND, INCLUDING LOST PROFITS (WHETHER OR NOT LCI OR CONTRACTOR HAS BEEN ADVISED OF THE POSSIBILITY OR SUCH LOSS OR DAMAGE(S) BY REASON OF ANY ACT OR OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT

ARTICLE 28 - IMMIGRATION LAWS COMPLIANCE

(a) Contractor warrants, represents, covenants and agrees that it will not assign any individual to perform Work under this Agreement who is an unauthorized alien under the Immigration Reform and Control Act of 1986 or its implementing regulations.

(b) In the event any Contractor Personnel working under this Agreement, or other individual(s) providing Work to LCI on behalf of Contractor under this Agreement, are discovered to be unauthorized aliens, contractor will immediately remove such individuals from performing Work and replace such individuals who are not unauthorized aliens.


                                  CONFIDENTIAL

(c) Contractor shall indemnify and hold harmless LCI, its parent, and Affiliates from and against any and all liabilities, damages, losses, claims or expenses (including attorneys' fees) arising out of any breach by Contractor of this Article.

ARTICLE 29 - ANTIDISCRIMINATION WARRANTY AND INDEMNITY

Contractor agrees and warrants that it will:

(a) Comply with all applicable provisions and requirements of Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Americans With Disabilities Act of 1990, and all other applicable Federal, state, and local employment laws and regulations; and

(b) Indemnify and hold LCI, its parent and Affiliates harmless from and against all liabilities, claims, costs, losses, damages (including without limitation punitive or special damages), and expenses (including attorneys' fees and allocated in-house legal expenses) arising out of breach of the foregoing warranty.

ARTICLE 30 - OTHER SERVICES

Each Party reserves the right to contract with other firms or individuals during the term of this Agreement for Work similar to that being performed under this Agreement subject to the Article entitled "Conflict of Interest."

ARTICLE 31 - TERMINATION

(a) By written notice to Contractor, LCI may immediately terminate this Agreement, any outstanding Statements of Work or a Contractor Request, in whole or in part, at any time prior to completion for the following reasons:

         (i)      LCI's convenience;

         (ii) LCI is dissatisfied with the performance of Contractor Personnel for any reason, or

         (iii) Contractor applies for or consents to the appointment of or the taking of possession by a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property, makes a general assignment for the benefit of creditors; commences a voluntary case under the Federal Bankruptcy Code (as now or hereinafter in effect); or fails to contest in a timely or appropriate manner or acquiesces in writing to any petition filed against it in an involuntary case under such Bankruptcy Code or any application for the appointment of a receiver, custodian, trustee or liquidation of itself or of all or a substantial part of its property, or its liquidation, reorganization or dissolution.


                                  CONFIDENTIAL

         (b) In the event of termination under this Article, in accordance with the Article entitled "Price and Payment," LCI shall be liable for payment only for Work performed prior to the effective date of the termination notice and for any items referred to in the provision of Article 5(i). In no event shall LCI be liable for anticipated profit on Work not performed.

         (c) In the event of termination under this Article, and regardless of any dispute which may exist between Contractor and LCI, all LCI Property and materials in Contractor's possession, including any and all related documents in the possession of Contractor and/or Contractor Personnel, shall be delivered to LCI.

         (d) Contractor shall continue performance of any portion of the Statements of Work not terminated. LCI shall have no obligation to Contractor with respect to any terminated portions of this Agreement except as provided in this Agreement.

ARTICLE 32 - ASSIGNMENT

Neither party shall assign any of its rights nor designate any of its obligations under this Agreement without the prior written consent of the other party or as provided herein. Any prohibited assignment or delegation shall be null and void. LCI may assign this Agreement and any licenses to any company or entity controlling, controlled by or under common control of its Affiliates.

Subject to the Article of this Agreement entitled "Contractor's Responsibility," the respective rights and obligations provided in this Agreement shall bind and inure to the benefit of the Parties, their legal representatives, successors and assigns.

ARTICLE 33 - WAIVER

The failure of either Party to insist on the strict performance of any terms, covenants and conditions of this Agreement at any time, or in any one or more instances, or its failure to take advantage of any of its rights shall not be construed as a waiver or relinquishment of any such rights or conditions at any further time and shall in no way affect the continuance in full force and effect of this Agreement.

ARTICLE 34 - HEADINGS

Headings used in this Agreement are for convenience of reference only and shall not be construed as altering the meaning of an Article or this Agreement.

ARTICLE 35 - ORDER OF PRECEDENCE

In the event of any inconsistency between provisions of this Agreement and any document issued under this Agreement, the inconsistency shall be resolved by giving precedence in the following order:


                                  CONFIDENTIAL

(a)      Terms and Conditions of this Agreement

(b)      Statements of Work

The terms of the Agreement shall prevail over any conflicting terms of any LCI acknowledgment of a Statement of Work.

ARTICLE 36 - APPLICABLE LAW

This Agreement shall be interpreted, construed, and governed by the laws of the State of Virginia, without regard to conflict of law provisions.

ARTICLE 37 - CONTRACTUAL ISSUES

(a) All contractual matters related to this Agreement, including but not limited to discussions concerning Work outside the scope of this Agreement, shall be coordinated with the Authorized LCI Representative. Contractor further understands that any verbal agreement or written agreement reached with or signed by any LCI employee other than the designated Authorized LCI Representative, is null and void and does not obligate LCI in any manner.

(b) All payment related issues should be referred to the LCI Authorized Representative specified on the Task Order.

ARTICLE 38 - NOTICES

All notices, requests, demands, or communications requited or permitted shall be in writing and delivered personally or by fax, LCI Mail or certified, registered, or express mail at the respective addresses set forth below. All notices, requests, demands or communications shall be deemed effective upon personal delivery, on the day of the fax or LCI Mail, or when received if sent by registered, certified, or express mail.

                 LCI:                        LCI International
                                             5150 Greensboro Drive
                                             Suite 800
                                             McLean, VA  22102
                                             ATTN:  General Counsel
                                             Facsimile:  (703) 714-1750

                 Contractor:                 Predictive Systems, Inc.
                                             620 Herndon Parkway
                                             Suite 360
                                             Herndon, VA  20170
                                             ATTN:  Thomas Joseph
                                             Facsimile:  (703) 925-1899


                                  CONFIDENTIAL

ARTICLE 39 - PRIOR WORK

Contractor acknowledges and agrees that Work was provided to LCI prior to the Effective Date of this Agreement in anticipation of the execution of this Agreement. Contractor acknowledges and agrees that the purchase of such Work was and is subject to the terms hereof.

ARTICLE 40 - ENTIRE UNDERSTANDING

This Agreement shall become binding when signed by both Parties. This Agreement constitutes the entire understanding of the Parties, and supercedes all prior and contemporaneous written an oral agreements, with respect to the subject matter. This Agreement may not be modified or amended except in writing signed by both Parties. Any person not a Party shall not have any interest or be deemed a third party beneficiary.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective date first written above.

LCI INTERNATIONAL MANAGEMENT SERVICES, INC.     PREDICTIVE SYSTEMS, INC.



Signature: /s/ L.J. Bowman                      Signature: /s/ Carl D. Humes
          --------------------------------                ---------------------------------------------
Name:  L.J. Bowman                              Name:   Carl D. Humes
     -------------------------------------           --------------------------------------------------
Title: SVP                                      Title: Vice President, Technical Services, Mid-Atlantic
      ------------------------------------            -------------------------------------------------
Date:  5/22/98                                  Date: 5/21/98
     -------------------------------------           --------------------------------------------------



                                  CONFIDENTIAL

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                              PREDICTIVE SYSTEMS

================================================================================
Collaborative ENS
Engineering Services:
[****]

for Qwest Internet Solutions
--------------------------------------------------------------------------------

Version 1.3 October 15, 1999
99-P-001


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
                  [****]/Subject to non-disclosure agreement/
                            Secure disposal required
                     CRITICAL/ENTERPRISE NETWORK MANAGEMENT
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Collaborative ENS Engineering
Services: [****]

Project 99-P-001

for Qwest Internet Solutions
--------------------------------------------------------------------------------

Version 1.3 October 15, 1999

CRITICAL/ENTERPRISE NETWORK MANAGEMENT

Copyright (C) 1999, Predictive Systems, Inc. Predictive Systems and the Predictive Systems logo are trademarks of Predictive Systems, Inc. All other brands or product names are trademarks or registred trademarks of their respective companies.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Qwest Communications, Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
                  [****]/Subject to non-disclosure agreement/
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                     CRITICAL/ENTERPRISE NETWORK MANAGEMENT
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 2 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   4
      Non-disclosure                                                           4
      Deadline for response                                                    5

Proposed statement of work                                                     6
      Priorities of Engineering tasks                                          6
            Assess current [****] implementation                               6
            Normalization and workflow                                         7
            Develop data models and workflow for additional schema             7
            Additional Tasks Required                                          7

      Assumptions                                                              8
      Reporting methods                                                        8
            Status reports                                                     8
            Status meetings                                                    8
      Project cost summary                                                     8
            Project costs and billing assumptions                              9

Contacts                                                                      10

Project authorization                                                         11


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
                 [****]/Subject to non-disclosure agreement/
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                     CRITICAL/ENTERPRISE NETWORK MANAGEMENT
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 3 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Introduction
--------------------------------------------------------------------------------

            This document includes revisions to the SOW - Collaborative [****] Engineering Service: [****], presented to the Qwest team on dated [****]. The revisions were discussed at a meeting held on [****] between the Qwest and Predictive teams. Qwest's top two priorities are [****] and [****]. Qwest is requesting that Predictive provide deliverables during the week of [****]. Preditive Systems will make a best effort to accomplish the tasks outlined here in the accelerated timeframe requested.

            Given the priorities discussed and the desired accelerated delivery schedule the following was discussed and agreed to by Qwest and Predictive teams:

            Predictive's ENM Managing Consultant will begin working the week of [****] to assess the work effort necessary to deliver on these priorities. Predictive's Infrastructure managing consultant, [****], will support this project as the Qwest project management lead.

            The Qwest and Predictive teams will meet again on [****] to review the Assessment work performed to-date. At this time, the teams will review the work effort, and review additional consultants that may be required to accomplish this work in the desired timeframe.

Non-disclosure
--------------------------------------------------------------------------------

            All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Qwest in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for any purpose other than evaluation or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
                 [****]/Subject to non-disclosure agreement/
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                     CRITICAL/ENTERPRISE NETWORK MANAGEMENT
--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 4 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Deadline for response
--------------------------------------------------------------------------------

            This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
                   [****]/Subject to non-disclosure agreement/
                            Secure disposal required
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--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 5 of 11


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Proposed statement of work
--------------------------------------------------------------------------------

Priorities of Engineering tasks
--------------------------------------------------------------------------------

            [****]


Assess current [****] implementation
--------------------------------------------------------------------------------

            Assessing the current [****] implementation for data integrity and level of normalization as follows:


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 6 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]

Normalization and workflow
--------------------------------------------------------------------------------

            [****]

Develop data models and workflow for additional schema
--------------------------------------------------------------------------------

            [****]

Additional Tasks Required
--------------------------------------------------------------------------------

            o [****] Investigate other implementations and Arlington use of this reporting tool. Implement as time permits or recommend third party implementation.

            o Diagrams, Documentation and Knowledge Transfer


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 7 of 11


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Assumptions
--------------------------------------------------------------------------------

            In presenting this SOW, Predictive Systems has made the following assumptions:

            o Qwest personnel will be available for interviews and completion of surveys during the course of this project.

            o Qwest will provide timely access to all network and systems devices necessary to complete the project.

            o Qwest will provide Predictive Systems with any relevant workflow and process documentation.

Reporting methods

Status reports
--------------------------------------------------------------------------------

            The Predictive Systems' team will provide a weekly status report in electronic format to the Qwest Program Manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

Status meetings
--------------------------------------------------------------------------------

            There will be weekly status meetings with Qwest on the overall project. The meeting should be held at the same time and day every week (the time and day to be determined). The meeting will be to review any work that was performed by the Predictive Systems team and review the open items list of work that is scheduled for the next week.

Project cost summary
--------------------------------------------------------------------------------

            Predictive Systems proposes to perform these tasks on a time and materials basis. Table 1 reflects our best estimate for costs associated with this work.


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
                  [****]/Subject to non-disclosure agreement/
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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 8 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

          [****]

Project costs and billing assumptions
--------------------------------------------------------------------------------

          [****]





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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                      Page 9 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Contacts
--------------------------------------------------------------------------------

            Direct all business and management communications regarding this project to [****]. The business/management contact can be reached at [****].

            Direct all technical communications regarding this project to [****]. The technical contact can be reached at [****].

            Qwest will appoint a management and technical contact who will be responsible for serving as a liaison for any issues that may arise during the course of this project.


         Copyright 1999, Predictive Systems, Inc. All rights reserved.
                   [****]/Subject to non-disclosure agreement/
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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                     Page 10 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Project authorization
--------------------------------------------------------------------------------

            The offer for services described in this SOW is valid for thirty
            (30) days unless extended in writing by Predictive Systems. Any responses or questions regarding this statement should be directed to:

                  [****] Business Development Manager
                  NY-NJ Region
                  Predictive Systems, Inc.
                  145 Hudson Street, 6th Floor
                  New York, NY
                  [****]

            This SOW has been assigned the project identifier: 99-P-001. Please use this project identifier in all written communications pertaining to this statement.

            Please sign below as acknowledgement that Qwest has read and understands the scope of this project. Upon receipt of this signed document, Predictive Systems will begin providing services as they pertain to the SOW.

            Please fax the executed SOW to [****] at Predictive Systems on [****].

Predictive Systems approval:

--------------------------------------------------------------------------------
Signed                                  Name


--------------------------------------------------------------------------------
Title                                   Date


Qwest Communications, Inc. approval:

--------------------------------------------------------------------------------
Signed                                  Name


--------------------------------------------------------------------------------
Title                                   Date


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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Collaborative ENS Engineering Services: [****]                     Page 11 of 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.